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                                                                    Exhibit 10.3

                     AMENDMENT NO. 1 TO SEVERANCE AGREEMENT

         This Amendment No. 1 is made to that Severance Agreement by and between York International Corporation, a Delaware corporation (the "Company"), and _______________________________________ (the "Executive"), dated as of
____________________ (the "Agreement"), and is effective as of May 23, 2002.

         The parties hereto, intending to be legally bound, hereby agree as follows:

         1. Section 6.1(A) (ii) of the Agreement shall be modified by deleting the term "Annual EV Amount" each time it appears and substituting the term "Annual Target Bonus," and by deleting the term "1996 Incentive Compensation Plan" and substituting "2002 Incentive Compensation Plan."

         2. All other provisions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Severance Agreement as of the day and year first above written.

                                          _____________________________________


                                          YORK INTERNATIONAL CORPORATION

                                          By:__________________________________